SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549



                                  FORM 8-K/A-1


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                          Date of Report: June 20, 2003



                          ROBOTIC VISION SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                 0-8623                  11-2400145
(State of incorporation) (Commission File No.) (IRS Employer Identification No.)


                               486 Amherst Street
                           Nashua, New Hampshire 03063
                    (Address of principal executive offices)


                  Registrant's telephone number: (603) 598-8400

Item 4. Change in Registrant's Certifying Accountant.

     On June 20, 2003, Deloitte & Touche LLP resigned as the Registrant's independent accountant (the "Former Auditor").

     There were no disagreements between the Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure ("Disagreements") during either (i) the fiscal years ended September 30, 2002 and 2001 (collectively, the "Prior Fiscal Periods") or (ii) the period from October 1, 2002 through June 20, 2003 (the "Interim Period"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its report.

     The Registrant was informed by the Former Auditor that, as part of its review of the Registrant's financial statements for the quarter ended December 31, 2002, it determined that there was a reportable condition relating to deficiencies in the operation of the Registrant's internal controls which adversely affected the Registrant's ability to record, process, summarize and report financial data. The deficiencies were primarily related to the oversight, review and approval by the Registrant's financial management of divisional financial reports. This event did not lead to a disagreement or difference of opinion. The Registrant has taken corrective action to strengthen its internal controls and procedures.

     The Former Auditor's report on the Registrant's financial statements for the Prior Fiscal Periods did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Former Auditor's report on the Registrant's financial statements for the fiscal year ended September 30, 2002 contained an explanatory paragraph indicating that there was substantial doubt as to the Registrant's ability to continue as a going concern. For each of the Prior Fiscal Periods, the audit report contained an explanatory paragraph regarding a change in the method of accounting for revenue in order to conform to Staff Accounting Bulletin No. 101.

     The Registrant is in discussions with independent public accounting firms to engage a successor independent accountant (the "New Auditor"). The Registrant will file a report with the Commission with respect to the engagement of its New Auditor. The Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

     The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.

Item 5. Other Events and Required FD Disclosure.

     On June 25, 2003, we announced that we had received a Nasdaq Staff Determination Letter. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits:


    Exhibit No.     Description
    ----------      -----------

        16.1        Letter from  Deloitte & Touche LLP to the SEC dated June 27,
                    2003

        99.1        Press release, dated June 25, 2003 *

-------------
*        Previously filed with this Form 8-K



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Robotic Vision Systems, Inc.


Date:  June 27, 2003                 By:   /s/ Pat V. Costa
                                          ----------------------------------
                                           Pat V. Costa
                                           President and Chief Executive Officer

                                                                    Exhibit 16.1

June 27, 2003


Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549


Dear Sirs/Madams:

We have read Item 4 of Form 8-K/A-1 of Robotic Vision Systems, Inc., dated June 20, 2003, and we agree with the statements made therein, except that we have no basis to agree or disagree with the last sentence of paragraph three and all of paragraph five.


Yours truly,


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP